The FINOVA Group Inc.
                                (January 1, 2000)

FINOVA ACQUISITION CORPORATION (Delaware)**
FINOVA CAPITAL CORPORATION (Delaware)
      Cactus Resort Properties, Inc. (Delaware)
      Cactus Resort Properties II, Inc. (Delaware)
      Commonwealth Avenue Warehouse, Inc. (Florida)
      Desert Communications I, Inc. (Delaware)
               Desert Communications II, Inc. (Delaware)
               Desert Communications III, Inc. (Delaware)
               Desert Communications V, Inc. (Delaware)
               Desert Communications VI, Inc. (Delaware)
               Desert Communications VII, Inc. (Delaware)
      Desert Island Capital Corporation (Delaware)
      FCS 525, Inc. (Delaware)
      FCS 517, Inc. (Delaware)
      FFC Distribution Corporation (California)
      FINOVA Aircraft Investors, LLC (Delaware)
      FINOVA Aircraft Management, Inc. (Delaware)
      The FINOVA (Canada) Group Inc. (Canada)
               FINOVA (Canada) Capital Corporation (Canada)
               FINOVA (Canada) Finance Inc. (Nova Scotia)
               SCC Canada, Inc. (Ontario)
      FINOVA Capital Funding, Inc. (Delaware)
      FINOVA Capital Funding (II) Corporation (Delaware)
      FINOVA Capital plc (United Kingdom)
               FINOVA Finance Limited (United Kingdom)*
               Greyfin Services Limited (United Kingdom)*
               Greyhound Guaranty Limited (United Kingdom)*
                        Greyhound Credit Limited (United Kingdom)*
                        FINOVA Capital Corporation Limited (United Kingdom)* Greyhound Financial Services Limited (United Kingdom)* The FINOVA Group Limited*
               Hunt Bros (Oldbury) Limited (United Kingdom)
               Townmead Garages Limited (United Kingdom)*
      FINOVA Capital Markets Inc. (Delaware)
               FINOVA Realty Capital Inc. (Delaware)
               FINOVA Realty Capital of Greater Florida Inc. (Delaware)
      FINOVA (Cayman) Capital Ltd. (Cayman Islands)
      FINOVA Connecticut Limited Partnership (Delaware)
      FINOVA Denmark, Inc. (Arizona)
      FINOVA Fund Investments, Inc. (Delaware)
      FINOVA Fund Investments II, Inc. (Delaware)
      FINOVA Fund Investments III, Inc. (Delaware)
      FINOVA Fund Investments IV, Inc. (Delaware)
      FINOVA Loan Administration Inc. (Utah)
      FINOVA Mezzanine Capital Inc. (Tennessee)
               Harris William & Co. (Virginia)
               IOL 2000, Inc. (Tennessee)
               Multimedia 2000, Inc. (Tennessee)
               Recycling Technologies, Inc. (Tennessee)
               Sherwood, Inc. (Tennessee)*
               Sirrom Funding Corporation (Delaware)*#
               SWS 5, Inc. (Tennessee)
               SWS 6, Inc. (Tennessee)
               Vision 2000, Inc. (Tennessee)
                        Vision 2000 Technologies, Inc. (Tennessee)
      FINOVA Portfolio Services, Inc. (Arizona)
      FINOVA Public Finance, Inc. (Delaware)
      FINOVA Realty Mezzanine Inc. (Delaware)
      FINOVA Resort Assets Company, L.L.C. (Delaware)
      FINOVA Resort Investments Company (Delaware)
      FINOVA Resort Receivables I Inc. (Delaware)
      FINOVA Stamford LLC (Delaware)
      FINOVA Technology Finance, Inc. (Delaware)*#
               FINOVA Health Care Finance Limited (United Kingdom)
      Fremont Funding, Inc. (Delaware)
      Fremont VFC Funding Corporation (Delaware)
      Greyfin (Nassau) Limited (Bahamas)*
               Greyfin Corporation (Liberia)*
               Greyhound Shipping Corporation (Liberia)*
      Greyhound Real Estate Finance Company (Arizona)*#
      Greyhound Real Estate Investment BRB Inc. (Arizona)
      Greyhound Real Estate Investment Eight Inc. (Delaware)
      Greyhound Real Estate Investment Eleven Inc. (Delaware)
      Greyhound Real Estate Investment Nine Inc. (Delaware)
      Greyhound Real Estate Investment One Inc. (Arizona)
      Greyhound Real Estate Investment Seven Inc. (Delaware)
      Greyhound Real Estate Investment Two Inc. (Arizona)
      New Jersey Realty Corporation II (California)
      New York Realty Corporation II (California)
      Pine Top Insurance Company Limited (United Kingdom)#
      RJ Capital, LLC (California)
      Resort Capital Corporation (Delaware)*#
      TriContinental Leasing of Puerto Rico, Inc. (Delaware)
      Wisconsin Hotel Operating Corporation (Wisconsin)

                                                            *  INACTIVE
                                                            ** SHELL CORPORATION
                                                            #  IN LIQUIDATION